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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 6, 2014

Warren Resources, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland (State or other Jurisdiction of Incorporation)	0-33275 (Commission File Number)	11-3024080 (IRS Employer Identification No.)

1114 Avenue of the Americas, 34th Floor
New York, New York 10036
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (212) 697-9660

(Former Name or Former Address, if Changed Since Last Report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

        On August 6, 2014, Warren Resources, Inc. (the "Company") announced that it had priced an offering of 9.000% senior unsecured notes due 2022 (the "Notes") at an issue price of 98.617% of the aggregate principal amount of the Notes. The net proceeds from this Notes offering will be used to fund a portion of the purchase price for the Company's previously announced proposed acquisition of substantially all of the assets in the Marcellus Shale in Wyoming County, Pennsylvania, of Citrus Energy Corporation, Citrus Energy Appalachia, LLC, a wholly-owned subsidiary of Citrus Energy Corporation, TLK Partners, LLC and Troy Energy Investments, LLC.

        In connection with its offering of the Notes, the Company provided investors with a final offering memorandum that contains information not previously disclosed by the Company. Certain information presented in such offering memorandum is included in Exhibit 99.1 hereto, which information is incorporated by reference into this Item 7.01.

        The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing. By including information regarding any of the matters described in this Item 7.01, the Company does not hereby admit to or pass upon the materiality of such matters.

        The pro forma financial statements and other information furnished herewith contain "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are typically identified by use of terms such as "may," "will," "could," "should," "expect," "plan," "project," "intend," "anticipate," "believe," "estimate," "predict," "potential," "pursue," "target" or "continue," the negative of such terms or other comparable terminology, although some forward-looking statements may be expressed differently. These statements involve known and unknown risks, which may cause our actual results to differ materially from results expressed or implied by the forward looking statements. These risks include factors such as the uncertainty of negotiations to result in an agreement or a completed transaction, the uncertain nature of the expected benefits from the actual or expected acquisition, the uncertain nature of the announced acquisition, the ability to complete such transactions, risks associated with the integration of acquired assets, risks associated with our industry or the economy generally, and other such matters discussed in the "Risk Factors" section of our periodic filings with the SEC. All forward-looking statements in this report speak only as of the date of this report. We do not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures

        We refer to the terms EBITDA and Adjusted EBITDA in various places in this report and the exhibits hereto. These are supplemental financial measures that are not prepared in accordance with generally accepted accounting principles in the United States ("GAAP"). Any analysis of non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.

        The SEC has adopted rules to regulate the use in filings with the SEC and in public disclosures and press releases of "non-GAAP financial measures," such as EBITDA and Adjusted EBITDA. These measures are derived on the basis of methodologies other than in accordance with GAAP. These rules govern the manner in which non-GAAP financial measures are publicly presented and require, among other things:

  •
  a presentation with equal or greater prominence of the most comparable financial measure or measures calculated and presented in accordance with GAAP; and

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  a statement disclosing the purposes for which the registrant's management uses the non-GAAP financial measure.

        The rules prohibit, among other things:

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  the exclusion of charges or liabilities that require, or will require, cash settlement or would have required cash settlement, absent an ability to settle in another manner, from a non-GAAP liquidity measure; and

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  the adjustment of a non-GAAP performance measure to eliminate or smooth items identified as non-recurring, infrequent or unusual, when the nature of the charge or gain is such that it has occurred in the past two years or is reasonably likely to recur within the next two years.

        The non-GAAP financial measures presented in this report and the exhibits hereto may not comply with the SEC rules governing the presentation of non-GAAP financial measures and may be changed or excluded from the registration statement we may be required to file. In addition, our measurement of EBITDA and Adjusted EBITDA may not be comparable to those of other companies. Please see Exhibit 99.1 for a discussion of our use of EBITDA and Adjusted EBITDA in this report, including the reasons that we believe this information is useful to management and to investors and a reconciliation of EBITDA and Adjusted EBITDA to the most closely comparable financial measure calculated in accordance with GAAP.

Item 8.01.    Other Events

        On August 6, 2014, the Company issued a press release announcing that it has priced its offering of 9.000% senior unsecured notes due 2022 at an issue price of 98.617% of the aggregate principal amount of the notes. A copy of the press release is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference. Neither this press release nor this Form 8-K shall constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01.    Financial Statements and Exhibits.

(d)
Exhibits:

Exhibit No.	Description
99.1	Excerpts from Final Offering Memorandum.
99.2	Press Release dated August 6, 2014.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 8, 2014

WARREN RESOURCES, INC. (Registrant)
By:	/s/ SAEMA SOMALYA Saema Somalya, Senior Vice President, General Counsel & Secretary

 EXHIBIT INDEX

Exhibit No.	Description
99.1	Excerpts from Final Offering Memorandum.
99.2	Press Release dated August 6, 2014.

QuickLinks

  Item 7.01. Regulation FD Disclosure
Non-GAAP Financial Measures
  Item 8.01. Other Events
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX